UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): February 11, 2020

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diamedica therapeutics inc.

(Exact name of registrant as specified in its charter)

British Columbia	001-36291	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Carlson Parkway, Suite 260 Minneapolis, Minnesota	55447
(Address of principal executive offices)	(Zip Code)

(763) 312-6755

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting common shares, no par value per share	DMAC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02     Results of Operations and Financial Condition.

On February 11, 2020, DiaMedica Therapeutics Inc. (Company) filed with the United States Securities and Exchange Commission (SEC) a preliminary prospectus supplement (Preliminary Prospectus Supplement) in connection with a proposed public offering of its voting common shares, no par value per share (Public Offering). The Preliminary Prospectus Supplement contains certain preliminary unaudited financial information of the Company and its subsidiaries as of and for the year ended December 31, 2019. The preliminary unaudited financial information is furnished in Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference into this Item 2.02 of this report.

The information contained in Item 2.02 of this report and Exhibit 99.1 to this report shall not be deemed to be “filed” with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended (Securities Act), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01     Other Events.

As noted above, on February 11, 2020, in connection with the Public Offering, the Company filed the Preliminary Prospectus Supplement to its shelf registration statement on Form S-3 (File No. 333-235775), which became effective on January 9, 2020, pursuant to Rule 424(b) under the Securities Act. In addition to certain preliminary unaudited financial information of the Company and its subsidiaries as of and for the year ended December 31, 2019 referred to in Item 2.02 above, the Company included updated risk factor disclosure in the Preliminary Prospectus Supplement. The updated risk factor disclosure is filed as Exhibit 99.2 to this report and incorporated herein by reference.

This report, including the exhibits hereto, shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, which is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act, nor shall there be any sale of the Company’s securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
99.1	Updated Financial Information (furnished herewith)
99.2	Updated Risk Factor Disclosure (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMEDICA THERAPEUTICS INC.

By:	/s/ Scott Kellen
Scott Kellen
Chief Financial Officer and Secretary

Dated: February 11, 2020